EXHIBIT 10.20



                               AMENDMENT NO. 2 TO
                            THE AMENDED AND RESTATED
                                CREDIT AGREEMENT


          AMENDMENT NUMBER 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated December 1, 1998 between Disc Graphics, Inc., 10 Gilpin Avenue, Hauppauge, New York 11788 ("Borrower") and KeyBank National Association, now known as The Dime Savings Bank of New York, FSB, 1377 Motor Parkway, Islandia, New York 11788 (the "Bank").

                                    RECITALS:
                                    --------

          Bank and Borrower entered in an Amended and Restated Credit Agreement, dated December 1, 1998, which was previously amended on July 1, 1999 (the Amended and Restated Credit Agreement and the July 1, 1999 amendment thereto are together referred to as the "Credit Agreement").

          The parties hereto desire to further amend the Credit Agreement on the terms and conditions hereinafter set forth.

          Accordingly, the parties agree as follows:


                                   ARTICLE 1.
                         AMENDMENTS TO CREDIT AGREEMENT.

          Section 1.1. General. Capitalized words and phrases used herein which are not defined in this Amendment shall have the meanings given to them in the Credit Agreement. This Amendment constitutes an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

          Section 1.2. Amendments to Definitions. Section 1.01 of the Credit Agreement is hereby amended by deleting the existing definitions of "Current Debt", "Revolving Credit Commitment", "Revolving Credit Termination Date" and "Term Loan Maturity Date" and substituting the following in their respective places:


                    "Current Debt" means, on the date of determination with respect to any entity, that portion of such entity's Total Funded Debt (including Capital Leases) that is due and payable within 12 months of the date of determination, excluding however, for the period beginning on January 1, 2000 through and including February 25, 2001, the aggregate outstanding principal balance of all Revolving Credit Loans.

                    "Revolving Credit Commitment" means the obligation of the Bank to extend revolving credit to Borrower in accordance with the terms hereof in the aggregate principal amount not to exceed $15,000,000, as such amount may be reduced or otherwise modified from time to time in accordance with the terms hereof.

                    "Revolving Credit Termination Date" means the earlier of (i) the date on which all Revolving Credit Loans are paid in full and the Revolving Credit Commitment shall terminate hereunder and the obligations of Borrower in connection therewith have been satisfied or (ii) February 25, 2002, unless such date is not a Banking Day, then the next succeeding Banking Day.

                    "Term Loan Maturity Date" means February 25, 2006.

          Section 1.3. Financial Covenants. The last sentence which now appears in Section 10.06 of the Credit Agreement is deleted, effective for the purposes of compliance with the financial covenants contained in Article 10 as of January 1, 2000.

          Section 1.4. The Notes. The form of Notes annexed as Exhibits A-1 and A-2 to the Credit Agreement is deleted and the Notes annexed hereto as Exhibits A-1 and A-2 are substituted in their respective places. Exhibit A-1 is herein referred to as the "Substitute Note". Each reference in the Credit Agreement or the other Loan Documents to the Revolving Credit Note (whether as such, or as one of the Notes) shall be deemed to refer to the Substitute Note.


                                   ARTICLE 2.
                         REPRESENTATIONS AND WARRANTIES

          The Borrower represents and warrants to the Bank as follows:

          Section 2.1. Confirm Warranties and Representations. Except as disclosed in the following sentence, Borrower confirms that each of the representations and warranties set forth in Article 7 of the Credit Agreement is true in all material respects as of the date hereof with respect to the Borrower and, to the extent applicable, the Guarantors, with the same effect as though made on the date hereof (except when such representation or warranty by its terms relates to a specific date other than the date hereof), and each is hereby incorporated herein in full by reference as if fully restated in its entirety. With respect to the representations contained in section 7.14 of the Credit Agreement, the Bank acknowledges the occurrence of an event of default under the terms of the Lease Agreement dated September 1, 1998 between Borrower and the Suffolk County Industrial Development Agency (the "Lease Agreement"). Since September 30, 1999, there has been no material adverse change in the business, operations, assets or financial or other condition of the Borrower, or of the Borrower and the Guarantors.

          Section 2.2. No Default. No Default or Event of Default, as defined in the Agreement now exists, except as specifically waived in Article 4.

          Section 2.3. Corporate Power. The Borrower has the requisite corporate power and authority to enter into, perform and deliver this Amendment and the Substitute Note, and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment and the Substitute Note, and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized by all necessary action.

          Section 2.4. Enforceability. This Amendment and the Substitute Note and any other documents, agreements or instruments now or hereafter executed and delivered to the Bank by the Borrower in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Borrower, each of which is and shall be enforceable against Borrower in accordance with their respective terms.

          Section 2.5. Consents. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement or priority of this Amendment and the Substitute Note, or any other agreements, instruments or documents to be executed or delivered in connection herewith.

          Section 2.6. No Omission. No representation, warranty or statement by the Borrower contained herein or in any other document to be furnished by the Borrower in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

                                   ARTICLE 3.
                                   CONDITIONS

          Section 3.1. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction of the following conditions precedent:

                  (a) The Bank shall have received each of the following documents, in form and substance reasonably satisfactory to the Bank and its counsel:

                    (i) this Amendment and the Substitute Note, duly executed by the Borrower;

                    (ii) copies of resolutions of Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and each other document to be delivered pursuant to this Amendment, together with a certificate of Borrower's secretary that the articles of incorporation and the by-laws of the Borrower have not been amended, modified, revoked or rescinded since the Original Closing Date;

                    (iii) Guarantor Confirmation Agreements from each Guarantor;

                    (iv) Security Agreement confirmations from Borrower and each Guarantor;

                    (v) satisfactory evidence that the Borrower and the Guarantors are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and each other jurisdiction where qualification is necessary; and

                    (vi) such other documents, instruments, approvals, opinions and evidence as the Bank may reasonably require.

          (b) The Borrower shall have paid the Bank a fee of $5,000 and the fees and expenses of the Bank's counsel in connection with the preparation, execution and delivery of this amendment and the other documents referred to herein.

          (c) The Borrower and the Guarantors shall obtain all consents, permits and approvals required in connection with the execution, delivery and performance by the Borrower and the Guarantors of their obligations hereunder and such consents, permits and approvals shall continue in full force and effect.

          (d) All legal matters in connection with this Amendment and financing shall be reasonably satisfactory to the Bank and their counsel.

                                   ARTICLE 4.
                                     WAIVERS

          Section 4.1. Waiver of Non-Compliance with Financial Covenants. The Bank waives Borrower's non-compliance with the covenants described in Sections
10.02 and 10.04 of the Credit Agreement, but only with respect to the fiscal quarters ended September 30, 1999 and December 31, 1999, and for the fiscal year ended December 31, 1999.

          Section 4.2. Waiver of Cross Default. (a) Subject to 4.2(b), the Bank waives Borrower's Default under subsection (e)(iii) of Section 11.01 of the Credit Agreement, but only with respect to Borrower's obligations under Section
8.22 (violation of current ratio), Section 8.4(c)(iii) (asset purchase which resulted in an event of default), and Section 10.1(g) (occurrence of an Event of Taxability) of the Lease Agreement in connection with the issuance of a $2,003,657 1998 Industrial Development Revenue Bond, issued as of September 1, 1998 (the "Bond").

          (b) The waiver of Borrower's default under the Bond is conditional upon Borrower's refinancing all the Debt represented thereby on or before March 15, 2000, under circumstances where Borrower is not in default under the Debt then or formerly represented by the Bond, and no other Default or Extent of Default exists at such time.

          Section 4.3. No Other Waiver. The foregoing waivers shall not constitute a waiver of any further non-compliance with Sections 10.02 or 10.04 or 11.01(e)(iii), or of any other breach, Default or other failure to comply with any other term or provision of the Credit Agreement.


                                    ARTICLE 5
                                  MISCELLANEOUS


          Section 5.1. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

          Section 5.2. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms, unaffected by this Amendment or the waiver contained in Article 4.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment.

The Dime Savings Bank of                       Disc Graphics, Inc.
New York, FSB


By: /s/ Joseph F. Burns                   By: /s/ Margaret Krumholz
   --------------------                   --------------------------------
Name:  Joseph F. Burns                    Name:  Margaret Krumholz
Title:   Vice President                   Title: Senior V.P. and CFO

                                                                    EXHIBIT A-1


                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE
$15,000,000                                                    February 25, 2000

          For value received, Disc Graphics, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to the order of The Dime Savings Bank of New York, FSB (the "Bank"), at the Bank's office at 1377 Motor Parkway, Islandia, New York 11788, on or before February 25, 2002, the principal amount of $15,000,000, or the actual amount loaned by the Bank to Borrower pursuant to the "Credit Agreement" (defined below), in lawful money of the United States of America and in immediately available funds, on the date and in the manner provided in the Credit Agreement. Borrower also promises to pay interest on the unpaid principal balance hereof at the rate or rates of interest as provided in the Credit Agreement, on the dates and in the manner provided therein.

          The holder of this Revolving Credit Note shall record the date and amount of each Revolving Credit Loan made by the Bank, and the date and amount of each payment of principal or interest, either on the schedule attached hereto, or on such computer, magnetic disk, tape or other such electronic data storage and retrieval system as the Bank considers adequate for such purpose, in its sole and absolute discretion. Any such record shall constitute prima facie evidence of the accuracy of the information so recorded, but no failure so to record, or any error in so recording, shall affect the obligation of the Borrower to repay any Revolving Credit Loans, with interest thereon, as provided herein or in the Credit Agreement.

          This is the Revolving Credit Note referred to in that certain Revolving Credit Agreement dated February 26, 1997 between Borrower and the Bank as amended and restated on December 1, 1998, and further amended on July 1, 1999 and February ___, 2000 (the "Credit Agreement"), and evidences the Revolving Credit Loans made by the Bank thereunder. This Note is a substitute for and replaces the one given by Borrower in the amount of $10,000,000 on December 1, 1998. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default, for a Default Rate of interest and for pre- payments on the terms and conditions specified therein.

          Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note, except as set forth in the Credit Agreement.

          The terms of this Revolving Credit Note may not be changed orally, but only by an instrument duly executed by Borrower and the Bank. This Revolving Credit Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

                                          DISC GRAPHICS, INC.


                                          By:_______________________________
                                             Name:
                                             Title:




                       SCHEDULE OF REVOLVING CREDIT LOANS


Date      Type                      Principal                         Principal
of        of           Interest     Amount of       Maturity          Paid or
Loan      Loan          Rate         Loan           of Loan           Unpaid
----      ----         --------     -----------      ------           -------

                                                                     EXHIBIT A-2

                                    TERM NOTE


$_______________________                                       February 25, 2002



          For value received, Disc Graphics, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to the order of The Dime Savings Bank of New York, FSB, a national banking association (the "Bank"), at the Bank's office at 1377 Motor Parkway, Islandia, New York 11788, the principal sum of [insert amount between $2,000,000 and $15,000,000] in 48 equal consecutive monthly installments of [insert principal amount divided by 48], in lawful money of the United States of America and in immediately available funds, in the manner provided in the "Credit Agreement" (defined below) on the first day of each calendar month commencing on __________, 2002 and ending with a final installment of all unpaid principal hereunder on the Term Loan Maturity Date. Borrower also promises to pay interest on the unpaid principal balance hereof at the fluctuating annual rate of interest equal to the Base Rate plus a margin of 0.5%, as provided in the Credit Agreement, on the dates and in the manner set forth therein.

          This is the Term Loan Note referred to in that certain Credit Agreement dated February 26, 1997 by and between Borrower and the Bank, as amended and restated on December 1, 1998 and further amended on July 1, 1999 and February ___, 2000 (the "Credit Agreement"), and evidences the Term Loan made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default, for a Default Rate of interest and for pre-payments on the terms and conditions specified therein.

          Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Term Loan Note. The terms of this Term Loan Note may not be changed orally, but only by an instrument duly executed by Borrower and the Bank.

          This Term Loan Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

                                             DISC GRAPHICS, INC.



                                              By:_______________________________
                                                 Name:
                                                 Title: